SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 28, 2017.

MFS® International Value Portfolio
Initial Class & Service Class Shares

Effective immediately, the second through the fourth paragraphs in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" are restated in their entirety as follows:
MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their intrinsic value (value companies). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.
MFS may invest the fund's assets in companies of any size.
MFS may invest a large percentage of the fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.
MFS normally allocates the fund's investments across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.

Effective immediately, the following is added after the eighth paragraph under the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information" and after the ninth paragraph under the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks:
Industry and Sector Focus Risk:  Issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the industries and sectors to which the fund is exposed.

Effective immediately, the second through the fourth paragraphs in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" are restated in their entirety as follows:
MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their intrinsic value (value companies). MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace, e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.
MFS may invest the fund's assets in companies of any size.
MFS may invest a large percentage of the fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.
MFS normally allocates the fund's investments across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.

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